EXHIBIT 10.138

Minto (Delaware), LLC c/o Minto Communities, LLC 4400 West Sample Road Coconut Creek, FL 33073-3450	Minto Holdings, Inc c/o Minto Communities, LLC 4400 West Sample Road Coconut Creek, FL 33073-3450

October 27 2006

Minto Builders (Florida), Inc.

2901 Butterfield Road

Oak Brook, Illinois  60523

Inland American Real Estate Trust, Inc.

2901 Butterfield Road

Oak Brook, Illinois 60523

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase and Subscription Agreement, dated as of October 11, 2005 (the “Purchase Agreement”), by and among Minto Builders (Florida), Inc., a Florida corporation (the “Company”), Minto (Delaware), LLC, a Delaware limited liability company (“Minto Delaware”), Minto Holdings Inc., a Canadian corporation incorporated under the laws of Ontario (“Minto Holdings”), and Inland American Real Estate Trust, Inc., a Maryland corporation (the “Purchaser”).  Pursuant to Section 2.4 of the Purchase Agreement, the Purchaser is required to invest a total of $1,173,920,000 in the Company by December 31, 2006, and the Company is required to redeem all outstanding shares of Series C Cumulative Preferred Stock by no later than December 31, 2006.

Minto Delaware and Minto Holdings hereby agree that the first reference in Section 2.4 to December 31, 2006 (as described above) shall be amended to be March 31, 2007, and the second reference in Section 2.4 to December 31, 2006 (described above) shall be amended to January 31, 2007.  Thus, the Purchaser is not required to invest a total of $1,173,920,000 in the Company until March 31, 2007, and the Company is not required to redeem all outstanding shares of Series C Cumulative Preferred Stock until January 31, 2007.  This letter agreement shall serve as an amendment to the Purchase Agreement.  Except as set forth herein, the Purchase Agreement shall remain in full force and effect.

Minto Builders (Florida), Inc.

Inland American Real Estate Trust, Inc.

October 27, 2006

Please sign this letter below to indicate your agreement to its terms.

Very truly yours,

Minto (Delaware), LLC

By:

/s/ Roger Greenberg_________

Name:  Roger Greenberg

Title:  Chairman

By:

/s/ Eric McKinney___________

Name:  Eric McKinney

Title:  Vice President

Minto Holdings, Inc.

By:

/s/ Roger Greenberg_________

Name:  Roger Greenberg

Title:  Chairman

By:

/s/ Eric McKinney___________

Name:  Eric McKinney

Title:  Executive Vice President

Acknowledged and Agreed:

Minto Builders (Florida), Inc.

By:

/s/ Lori J. Foust___________

Name:  Lori J. Foust

Title:  Treasurer

Inland American Real Estate Trust, Inc.

By:

/s/ Lori J. Foust___________

Name:  Lori J. Foust

Title:  Treasurer

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